UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2023

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Verastem, Inc. (the “Company”) was held in Needham, Massachusetts on May 15, 2023. At the Annual Meeting, the stockholders considered and acted upon the following proposals:

Proposal No. 1 — Election of Class II Directors. By the vote reflected below, the stockholders elected the following individuals to serve as Class II directors until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

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Name	Votes For	Votes Withheld	Broker Non-Votes
Robert Gagnon	80,973,981	5,618,414	49,184,918
Brian Stuglik	81,194,955	5,397,440	49,184,918
Karin Tollefson	82,690,645	3,901,750	49,184,918

There were no abstentions with respect to this proposal.

Proposal No. 2 – Approval of amendment to the Company’s restated certificate of incorporation, as amended to date, to effect a reverse stock split of the Company’s common stock by a ratio of any whole number in the range of 1-for-10 to 1-for-30, which such ratio to be determined in the discretion of the Company’s Board of Directors anytime prior to December 31, 2023 (the “Reverse Stock Split Proposal”). The stockholders voted to approve the Reverse Stock Split Proposal. 113,906,820 shares voted for the proposal; 21,417,896 shares voted against the proposal; and 452,597 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Proposal No. 3 — The Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. 133,024,620 shares voted for the proposal; 2,157,274 shares voted against the proposal; and 595,419 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Proposal No. 4 — Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. 61,337,960 shares voted for the proposal; 24,528,314 shares voted against the proposal; and 726,121 shares abstained from voting on the proposal. There were 49,184,918 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: May 16, 2023	By:	/s/ Brian M. Stuglik
Brian M. Stuglik
Chief Executive Officer